Investment Portfolio	as of November 30, 2021 (Unaudited)
DWS Multi-Asset Moderate Allocation Fund
	Shares	Value ($)

Equity — Equity Funds 45.2%
DWS Core Equity Fund "Institutional" (a)	255,117	9,286,270
DWS Emerging Markets Equity Fund "Institutional" (a)	11,677	251,517
DWS RREEF Global Infrastructure Fund "Institutional" (a)	32,171	556,229
DWS RREEF Real Estate Securities Fund "Institutional" (a)	35,766	950,317
DWS Small Cap Core Fund "S" (a)	19,188	905,290
Total Equity — Equity Funds (Cost $5,271,842)		11,949,623

Equity — Exchange-Traded Funds 18.5%
iShares Core MSCI Europe ETF	20,631	1,157,812
iShares MSCI Japan ETF	19,365	1,284,480
iShares MSCI Pacific ex Japan ETF	10,297	491,167
SPDR S&P Emerging Asia Pacific ETF	11,638	1,436,800
SPDR S&P Global Natural Resources ETF	9,821	506,469
Total Equity — Exchange-Traded Funds (Cost $4,174,668)		4,876,728

Fixed Income — Bond Funds 15.3%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	56,568	505,716
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	92,924	746,175
DWS GNMA Fund "Institutional" (a)	116,295	1,582,779
DWS High Income Fund "Institutional" (a)	255,077	1,211,617
Total Fixed Income — Bond Funds (Cost $3,973,053)		4,046,287

Fixed Income — Exchange-Traded Funds 16.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	16,316	2,171,007
iShares JP Morgan USD Emerging Markets Bond ETF	1,213	130,361
iShares TIPS Bond ETF	4,212	546,128
iShares U.S. Treasury Bond ETF	25,526	679,757
Vanguard Total International Bond ETF	16,365	936,569
Total Fixed Income — Exchange-Traded Funds (Cost $4,331,823)		4,463,822
	Principal Amount ($)	Value ($)

Short-Term U.S. Treasury Obligations 1.2%
U.S. Treasury Bill, 0.054% (b), 5/19/2022 (c) (Cost $309,920)	310,000	309,872
	Shares	Value ($)

Fixed Income — Money Market Funds 2.5%
DWS Central Cash Management Government Fund , 0.04% (a) (d), 1/1/2030 (Cost $658,497)	658,497	658,497

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $18,719,803)	99.6	26,304,829
Other Assets and Liabilities, Net	0.4	117,381
Net Assets	100.0	26,422,210

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended November 30, 2021 are as follows:
Value ($) at 8/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 11/30/2021	Value ($) at 11/30/2021
Equity — Equity Funds 45.2%
DWS Core Equity Fund "Institutional" (a)
9,675,627	156,644	512,400	134,401	(168,002)	17,645	—	255,117	9,286,270
DWS Emerging Markets Equity Fund "Institutional" (a)
278,490	—	—	—	(26,973)	—	—	11,677	251,517
DWS RREEF Global Infrastructure Fund "Institutional" (a)
569,216	842	—	—	(13,829)	842	—	32,171	556,229
DWS RREEF Real Estate Securities Fund "Institutional" (a)
1,524,923	5,701	561,200	21,196	(40,303)	5,701	—	35,766	950,317
DWS Small Cap Core Fund "S" (a)
864,399	378,800	319,300	225,070	(243,679)	—	—	19,188	905,290
Fixed Income — Bond Funds 15.3%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)
535,656	6,145	—	—	(36,085)	6,145	—	56,568	505,716
DWS Enhanced Commodity Strategy Fund "Institutional" (a)
423,577	473,988	—	—	(151,390)	131,688	—	92,924	746,175
DWS GNMA Fund "Institutional" (a)
1,591,280	4,260	—	—	(12,761)	4,260	—	116,295	1,582,779
DWS High Income Fund "Institutional" (a)
1,227,671	14,425	—	—	(30,479)	14,425	—	255,077	1,211,617
Fixed Income — Money Market Funds 2.5%
DWS Central Cash Management Government Fund, 0.04% (a) (d)
415,717	1,824,014	1,581,234	—	—	56	—	658,497	658,497
17,106,556	2,864,819	2,974,134	380,667	(723,501)	180,762	—	1,533,280	16,654,407
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	At November 30, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)	The rate shown is the annualized seven-day yield at period end.
MSCI: Morgan Stanley Capital International
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
TIPS: Treasury Inflation-Protected Securities

At November 30, 2021, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/22/2022	5	645,286	654,062	8,776
Euro Stoxx 50 Index	EUR	12/17/2021	14	659,932	647,322	(12,609)
Russell E-Mini 2000 Index	USD	12/17/2021	1	111,778	109,865	(1,913)
S&P 500 E-Mini Index	USD	12/17/2021	1	222,953	228,313	5,359
Total net unrealized depreciation						(387)
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$11,949,623	$—	$—	$11,949,623
Equity — Exchange-Traded Funds	4,876,728	—	—	4,876,728
Fixed Income — Bond Funds	4,046,287	—	—	4,046,287
Fixed Income — Exchange-Traded Funds	4,463,822	—	—	4,463,822
Short- Term U.S. Treasury Obligations	—	309,872	—	309,872
Fixed Income — Money Market Funds	658,497	—	—	658,497
Derivatives (a)
Futures Contracts	14,135	—	—	14,135
Total	$26,009,092	$309,872	$—	$26,318,964
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (a)
Futures Contracts	$(14,522)	$—	$—	$(14,522)
Total	$(14,522)	$—	$—	$(14,522)
(a)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Derivatives
The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of November 30, 2021 categorized by the primary underlying risk exposure.
Primary Underlying Risk Disclosure	Futures Contracts
Equity Contracts	$ (9,163)
Interest Rate Contracts	$ 8,776
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DMAMAT-PH1
R-080548-1 (1/23)